Financial risk management and fair values	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial risk management and fair values
4	Financial risk management and fair values
The Group is exposed to liquidity, interest rate, currency, credit risks and commodity jet fuel price risk in the normal course of business. The Group’s overall risk management program focuses on the unpredictability of financial market and seeks to minimize the adverse effects on the Group’s financial performance. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below.

(a)	Liquidity risk
As at December 31, 2020, the Group’s current liabilities exceeded its current assets by RMB 56,696 million.
For the year ended December 31, 2020
, the Group recorded a net cash inflow from operating activities of RMB 2,698 million, a net cash outflow from investing activities of RMB 8,049 million and a net cash inflow from financing activities of RMB 28,945 million, which in total resulted in a net increase in cash and cash equivalents of RMB 23,594 million.

The Group is dependent on its ability to maintain adequate cash inflow from operations, its ability to maintain existing external financing, and its ability to obtain new external financing to meet its debt obligations as they fall due and to meet its committed future capital expenditures. The Group’s policy is to regularly monitor its liquidity requirements and its compliance with lending covenants, to ensure that it maintains sufficient reserves of cash and adequate committed lines of funding from major financial institutions to meet its liquidity requirements in the short and longer term.
As at December 31, 2020
, the Group had banking facilities with several banks and financial institutions for providing bank financing up to approximately RMB315,452 million, of which approximately RMB228,188 million was unutilized
. The Directors of the Company believe that sufficient financing will be available to the Group when and where needed.

The following tables show the remaining contractual maturities at the end of the reporting period of the Group’s non-derivative
financial liabilities, which are based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on rates current at the end of the reporting period) and the earliest date the Group can be required to pay:

	2020 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	41,378	8,350	15,420	21,190	86,338	78,233
Lease liabilities	25,752	23,989	54,653	36,382	140,776	121,213
Trade and other payables and accrued charges	20,892	—	—	—	20,892	20,892
Long-term payables	111	111	207	—	429	385

	88,133	32,450	70,280	57,572	248,435	220,723

	2019 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	38,304	4,251	8,720	2,007	53,282	51,180
Lease liabilities	25,404	23,860	63,003	44,814	157,081	134,074
Trade and other payables and accrued charges	21,300	—	—	—	21,300	21,300

	85,008	28,111	71,723	46,821	231,663	206,554

(b)	Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s borrowings and lease liabilities issued at floating and fixed interest rates expose the Group to cash flow interest rate risk and fair value interest rate risk, respectively. The Group determines the ratio of fixed-rate and floating-rate instruments according to the market environment and maintains an appropriate combination of fixed-rate and floating-rate instruments by reviewing and monitoring it on a regular basis.
Interest rate swaps, denominated in United States Dollars (“USD”), have been entered into to mitigate its cash flow interest rate risk. Under the interest rate swaps, the Group agrees with other third parties to exchange, at specified intervals (primarily quarterly), the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amounts (Note 27(iv)).
Cross currency swaps have been entered into to mitigate its interest rate risk and foreign currency risk. Under the cross currency swaps, the Group agrees with other third parties to exchange the floating interest and principal payments in USD for fixed interest and principal payments in RMB for certain USD bank loans. As at December 31, 2020, all cross currency swaps had been settled (Note 27(i)).
As at December 31, 2020, it is estimated
that a general increase/decrease of 100 basis points in interest rates, with all other variables held constant, would have increased/decreased the Group’s loss after tax and decreased/increased the Group’s retained profits by approximately RMB315 million (
December 31,
2019: decreased/increased the Group’s profit after tax and retained profits by approximately RMB559 million
; December 31, 2018: decreased/increased the Group’s profit after tax and retained profits by approximately RMB539 million).
The sensitivity analysis above indicates the instantaneous change in the Group’s loss/ profit after tax and retained profits and other components of consolidated equity that would arise assuming that the change in interest rates had occurred at the end of the reporting period and had been applied to re-measure
those financial instruments held by the Group which expose the Group to fair value interest rate risk at the end of the reporting period. In respect of the exposure to cash flow interest rate risk arising from floating rate non-derivative
instruments held by the Group at the end of the reporting period, the impact on the Group’s loss/ profit after tax (and retained profits) and other components of consolidated equity is estimated as an annualized impact on interest expense or income of such a change in interest rates. This analysis is performed on the same basis as that for 2019 and 2018.

(c)	Foreign currency risk
Renminbi is not freely convertible into foreign currencies. All foreign exchange transactions involving Renminbi must take place either through the PBOC or other institutions authorized to buy and sell foreign exchange or at a swap center.
The Group has significant exposure to foreign currency risk as majority of the Group’s lease liabilities (Note 36) are denominated in foreign currencies, principally USD, Euro and Japanese Yen. Depreciation or appreciation of Renminbi against foreign currencies affects the Group’s results significantly because the Group’s foreign currency liabilities generally exceed its foreign currency assets.

The following table indicates the instantaneous change in the Group’s loss/profit after tax and retained profits that would arise if foreign exchange rates to which the Group has significant exposure at the end of the reporting period had changed at that date, assuming all other risk variables remained constant. The range of such sensitivity was considered to be reasonably possible at the end of the reporting date.

	2020
	Appreciation/(depreciation) of Renminbi against foreign currency	Decrease/(increased) on loss after tax and increase/(decrease) on retained profits RMB million
USD	1%	367
	(1%)	(367)
Euro	1%	24
	(1%)	(24)
Japanese Yen	10%	74
	(10%)	(74)

	2019
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	434
	(1%)	(434)
Euro	1%	26
	(1%)	(26)
Japanese Yen	10%	94
	(10%)	(94)

	2018
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	195
	(1%)	(195)
Euro	1%	28
	(1%)	(28)
Japanese Yen	10%	103
	(10%)	(103)
Results of the analysis as presented in the above table represent an aggregation of the instantaneous effects on each of the Group entities’ loss/profit after tax and retained profits measured in the respective functional currencies, translated into Renminbi at the exchange rate ruling at the end of the reporting period for presentation purposes.
The sensitivity analysis assumes that the change in foreign exchange rates had been applied to re-measure
those financial instruments, borrowings, and lease liabilities held by the Group which expose the Group to foreign currency risk at the end of the reporting period, including inter-company payables and receivables within the Group which are denominated in a currency other than the functional currencies of the lender or the borrower. The analysis excludes differences that would result from the translation of the financial statements of foreign operations into the Group’s presentation currency. The analysis is performed on the same basis for 2019 and 2018.

(d)	Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group. The Group’s credit risk is primarily attributable to cash and cash equivalents, trade receivables, other receivables and derivative financial instruments.
Cash and cash equivalents
Substantially all of the Group’s cash and cash equivalents are deposited with major reputable PRC financial institutions, which management believes are of high credit quality. As the counterparties have favorable credit ratings, the Group does not expect there to be a risk of default.
Trade receivables
A significant portion of the Group’s air tickets are sold by agents participating in the Billing and Settlement Plan (“BSP”), a clearing scheme between airlines and sales agents organi
z
ed by International Air Transportation Association. The use of the BSP reduces credit risk to the Group.
As at December 31, 2020, the
balance due from BSP agents amounted to RMB293
million (December 31, 2019
: RMB984 million). The credit risk exposure to BSP and the remaining trade receivables balance are monitored by the Group on an ongoing basis and the relevant credit risk is within management’s expectations.
The Group measures loss allowances for trade receivables at an amount equal to lifetime ECLs, which is calculated using a provision matrix. As the Group’s historical credit loss experience indicates significantly different loss patterns for different customer segments, the loss allowance based on past due status is further distinguished between air ticket receivables, mileage credits sales receivables, general aviation service receivables, receivables on cooperation flights and other trade receivables.
The following table provides information about the Group’s exposure to credit risk and
ECLs for air ticket receivables as at December 31, 2020:

	December 31, 2020
	Expected loss rate s %	Gross carrying amount RMB million	Loss allowance RMB million
Within 3 months	0.01%	1,461	—
More than 3 months but less than 1 year	50.00%	7	4
More than 1 year but less than 2 years	100.00%	6	6
More than 2 years but less than 3 years	100.00%	5	5
More than 3 years	100.00%	13	13

		1,492	28

	December 31, 2019
	Expected loss rate s %	Gross carrying amount RMB million	Loss allowance RMB million
Within 3 months	0.01%	1,877	—
More than 3 months but less than 1 year	50.00%	11	6
More than 1 year but less than 2 years	100.00%	7	7
More than 2 years but less than 3 years	100.00%	—	—
More than 3 years	100.00%	16	16

		1,911	29

Expected loss rates are estimated with reference to actual loss experience over the past years. These rates are adjusted to reflect differences between economic conditions during the period over which the historical data has been collected, current conditions and the Group’s view of economic conditions over the expected lives of the receivables.
The credit risk of mileage credits sales receivables, general aviation service receivables and receivables on cooperation flights are considered to be low. The Group does not make credit loss allowance for these receivables.
The Group measures loss allowance for other trade receivables amounted to RMB15 million (December 31,
2019: RMB7 million) based on
ECLs
.
Movement in the loss allowance account in respect of trade receivables during the year is as follows:

	2020 RMB million	2019 RMB million
Balance at January 1	36	36
Amounts written off during the year	(3)	(11)
Impairment losses written back	(1)	(1)
Impairment losses recognized during the year	11	12

Balance at December 31	43	36

Other receivables
The Group measures the loss allowance for other receivables equal to 12-
month ECLs, unless when these has been a significant increase in credit risk since initial recognition, the Group recognizes lifetime ECLs.
Set out below are the movements of loss allowances measured at 12-month and lifetime expected credit losses for the financial assets included in other receivables.

	2020				2019
	Stage 1 12-month ECLs	Stage 2 Lifetime ECLs (not credit- impaired)	Stage 3 Lifetime ECLs (credit- impaired)	Total	Stage 1 12-month ECLs	Stage 2 Lifetime ECLs (not credit- impaired)	Stage 3 Lifetime ECLs (credit- impaired) RMB	Total
	RMB	RMB	RMB	RMB	RMB	RMB		RMB
	million	million	million	million	million	million	million	million
As at January 1	1	4	—	5	1	2	2	5
Accrual	3	5	148	156	—	2	—	2
Reversal	(2)	—	—	(2)	—	—	—	—
Write-off	—	—	—	—	—	—	(2)	(2)

As at December 31	2	9	148	159	1	4	—	5

Derivative financial instruments
The Group entered into derivative financial instruments arrangements with counterparties such as banks. Such arrangements are settled in net. As the counterparties have favorable credit ratings, the Group does not expect there to be a risk of default.

(e)	Jet fuel price risk
The Group’s results of operations may be significantly affected by fluctuations in fuel prices since the jet fuel expenses are a significant cost for the Group. A reasonable possible increase/decrease of 10% (2019 and 2018:10%) in jet fuel price, with volume of fuel consumed and all other variables held constant, would have increased/decreased the fuel costs by approximately
RMB1,880 million (2019: RMB4,281
million; 2018: RMB4,292 million). The sensitivity analysis indicates the instantaneous change in the Group’s jet fuel costs that would arise assuming that the change in fuel price had occurred at the beginning of the financial year.

(f)	Capital management
The Group’s primary objectives in managing capital are to safeguard the Group’s ability to continue as a going concern, and to generate sufficient profit to maintain growth and provide returns to its shareholders, by securing access to finance at a reasonable cost.
The Group manages the amount of capital in proportion to risk and manages its debt portfolio in conjunction with projected financing requirements. The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. During 2020, the Group’s strategy, which was unchanged from 2019 and 2018, was to maintain a debt ratio at a range of levels to support the operations and development of the Group’s business in the long run. In order to maintain or adjust the debt ratio, the Group may adjust the amount of dividends paid to shareholders, issue new shares, return capital to shareholders, raise new debt financing or sell assets to reduce debt.
Except for the compliance of certain financial covenants for maintaining the Group’s banking facilities and borrowings, the Group is not subject to any externally imposed capital requirements. The Group complied with the financial covenants attached to borrowings as of and for the years ended December 31, 2020 and 2019.

(g)	Fair value

(i)	Financial instruments carried at fair value
Fair value hierarchy
The following table presents the carrying value of financial instruments measured at the end of the reporting period on a recurring basis, categorized into the three-level fair value hierarchy as defined in IFRS 13,
Fair value measurement
. The level into which a fair value measurement is classified is determined with reference to the observability and significance of the inputs used in the valuation technique as follows:

•	Level 1 valuations: Fair value measured using only Level 1 inputs i.e. unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date

•
Level 2 valuations: Fair value measured using Level 2 inputs i.e. observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs are inputs for which market data are not available

•	Level 3 valuations: Fair value measured using significant unobservable inputs

			Fair value measurements as at December 31, 2020 categorized into
	Note	Fair value at December 31, 2020 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Recurring fair value measurement
Financial assets/(liabilities):
Other equity instrument investments:
-Non-listed shares	26	100	—	—	100
-Non-tradable shares	26	699	—	—	699
Other non-current financial assets:
-Listed shares	26	64	64	—	—
-Non-listed shares	26	28	—	—	28
Derivative financial liabilities:
-Interest rate swaps	27	(53)	—	(53)	—
-Derivative component of convertible bonds	27	(3,092)	—	(3,092)	—
-Forward foreign exchange and foreign exchange options contracts	27	(56)	—	(56)	—

			Fair value measurements as at December 31, 2019 categorized into
	Note	Fair value at December 31, 2019 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Recurring fair value measurement
Financial assets:
Other equity instrument investments:
-Non-listed shares	26	188	—	—	188
-Non-tradable shares	26	861	—	—	861
Other non-current financial assets:
-Listed shares	26	74	74	—	—
-Non-listed shares	26	32	—	—	32
Derivative financial assets:
-Interest rate swaps	27	3	—	3	—
-Cross currency swaps	27	187	—	187	—
-Forward foreign exchange contracts	27	31	—	31	—
During the years ended December 31, 2020 and 2019, there were no transfers among level 1, level 2 and level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.
Valuation techniques and inputs used in Level 2 fair value measurements
Fair value of interest rate swaps in derivative financial assets / (liabilities) is measured by discounting the expected receivable or payable amounts under the assumption that these swaps had been terminated at the end of the reporting period. The discount rates used are the US Treasury bond yield curve as at the end of the reporting period.
Fair value of forward foreign exchange and foreign exchange options contracts is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curves in the respective currencies.

Fair value of derivative component of convertible bonds is measured by using the Binomial Model. The major inputs used in the Binomial Model are:

At December 31, 2020
Conversion price	RMB6.24
Stock price of A shares	RMB6.01
Stock market volatility	35.38%
Risk-free interest rate	3.14%
Fair value of cross currency swaps is the estimated amount that the Group would receive or pay to terminate the swaps at the end of the reporting period, taking into account current exchange rates and interest rates and the current creditworthiness of the swap counterparties.
Information about Level 3 fair value measurements

	Valuation technique	Significant unobservable inputs	Range
Other equity instruments investments
-Non-listed shares (1)&(3)	Market comparable companies	Discount for lack of marketability	42%
-Non-tradable shares (2)&(3)	Discounted cash flow	Expected profit growth rate during the projection period	–10% -15%
		Perpetual growth rate	3%
		Perpetual dividend payout rate	80%
		Expected dividend payout rate during the projection period	33%
		Discount rate	10.09%
Other non-current financial assets
-Non-listed shares (2)	Discounted cash flow	Expected profit growth rates during the projection period	5%-15%
		Perpetual growth rates	1%-4%
		Perpetual dividend payout rates	80%
		Expected dividend payout rates during the projection period	27%-43%
		Discount rates	9.72%-11.64%

(1)
The fair value of
non-listed
shares are determined by using comparable listed companies adjusted for lack of marketability discount. The fair value measurement is negatively correlated to the discount for lack of marketability.

(2)
The fair value of these
non-tradable
shares and
non-listed
shares is determined by discounting projected cash flow series associated with respective investments. The valuation takes into account the expected profit growth rates and expected dividend payout rate of the investees. The discount rates used have been adjusted to reflect specific risks relating to respective investees. The fair value measurement is positively correlated to the expected profit growth rates during the projection period, perpetual growth rate, perpetual dividend payout rate and expected dividend payout rates during the projection period of respective investees, and negatively correlated to the discount rates.

(3)
Any gain or loss arising from the remeasurement of the Group’s unlisted or non-tradable equity securities held for strategic purposes are recognized in the fair value reserve
(non-recycling)
in other comprehensive income. Upon disposal of the equity securities, the amount accumulated in other comprehensive income is transferred directly to retained earnings.

(ii)	Financial instruments not carried at fair value
All other financial instruments, including cash and cash equivalents, amounts due from/to related companies, trade and other receivables, trade and other payables, borrowings and lease liabilities are carried at amounts not materially different from their fair values as at December 31, 2020 and 2019.